UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  May 26, 2005

Abatix Corp.

(Exact name of registrant as specified in its charter)

Delaware	1-10184	75-1908110

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8201 Eastpoint Drive, Suite 500, Dallas, Texas		75227

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code    (214) 381-0322

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

The board of directors of the Registrant approved the amended charters for the Audit, Compensation, and Nominating and Corporate Governance Committees.  The Registrant hereby furnishes those charters, as amended as Exhibits 99.1, 99.2 and 99.3.

Item 9.01.  Financial Statements and Exhibits

(c)     Exhibits

99.1 – Audit Committee Charter
99.2 – Compensation Committee Charter
99.3 – Nominating and Corporate Governance Committee Charter

Signature

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABATIX CORP.

Date May 27, 2005
/s/ FRANK J. CINATL, IV

Frank J. Cinatl, IV
Vice President and Chief Financial Officer
(Principal Accounting Officer)